SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 8, 2002

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Page 1 of 4 Pages
Exhibit Index on Page 4

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
Press Release
Certification of CEO Pursuant to Order No. 4-460
Certification of CFO Pursuant to Order No. 4-460
Certification of CEO Pursuant to Section 906
Certification of CFO Pursuant to Section 906

     All of the information in this Form 8-K, including the exhibits, is being furnished pursuant to Item 9 of Form 8-K. In accordance with General Instruction B.2 to Form 8-K, the information in this Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Moreover, the information in this Form 8-K, including the exhibits, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Form of Press Release dated August 8, 2002

99.2	Certification of Chairman and Chief Executive Officer pursuant to Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (“Order No. 4-460”)

99.3	Certification of Executive Vice President and Chief Financial Officer pursuant to Order No. 4-460.

99.4	Certification of Chairman and Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.5	Certification of Executive Vice President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure

     On August 8, 2002, Lincoln National Corporation (“Lincoln”) issued a press release announcing an increase in the repurchase authority under its securities repurchase program, the declaration of its quarterly cash dividend and expensing of stock options in 2003. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On August 9, 2002, Jon A. Boscia, Chairman and Chief Executive Officer of Lincoln, and Richard C. Vaughan, Executive Vice President and Chief Financial Officer of Lincoln, submitted sworn statements to the Securities and Exchange Commission (the “Commission”) pursuant to Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, in the form prescribed by the Commission in Exhibit A to Order No. 4-460, without qualification or modification. Copies of the certifications submitted by Mr. Boscia and Mr. Vaughan pursuant to Order 4-460 are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

     On August 9, 2002, Jon A. Boscia, Chairman and Chief Executive Officer of Lincoln, and Richard C. Vaughan, Executive Vice President and Chief Financial Officer of Lincoln, submitted certifications to the Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications submitted by Mr. Boscia and Mr. Vaughan pursuant to Section 906 of such Act are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated herein by reference.

Page 2 of 4 Pages

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By /s/ John L. Steinkamp Name: John L. Steinkamp Title: Vice President

Date: August 9, 2002

Page 3 of 4 Pages

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Press Release dated August 8, 2002
99.2	Certification of Chairman and Chief Executive Officer pursuant to Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (“Order No. 4-460”)
99.3	Certification of Executive Vice President and Chief Financial Officer pursuant to Order No. 4-460.
99.4	Certification of Chairman and Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.5	Certification of Executive Vice President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Page 4 of 4 Pages